UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 12, 2006

COMMUNITY BANCSHARES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-16461	63-0868361
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

68149 Main Street, Blountsville, Alabama 35031

(Address of Principal Executive Offices, including Zip Code)

(205) 429-1000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 12, 2006, Community Bancshares, Inc. and Superior Bancorp issued a joint press release (the “Press Release”) announcing that the stockholders of both companies had approved their previously disclosed merger pursuant to that certain Agreement and Plan of Merger dated as of April 29, 2006. Pursuant to General Instruction F to the Commission’s Form 8-K, the Press Release is attached hereto as Exhibit 99 and is incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description
99	Press Release, dated October 12, 2006, of Community Bancshares, Inc. and Superior Bancorp

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY BANCSHARES, INC.

/s/ Patrick M. Frawley
Patrick M. Frawley
Chairman, Chief Executive Officer and
President

Date: October 12, 2006

INDEX TO EXHIBITS

Exhibit No.	Description
99	Press Release, dated October 12, 2006, of Community Bancshares, Inc. and Superior Bancorp